TEMPLETON INSTITUTIONAL FUNDS, INC.

TIFI EMERGING FIXED INCOME MARKETS SERIES ANNUAL REPORT

DECEMBER 31, 2001


PAGE


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL  CONSIDERATIONS,  WHICH INCLUDE
RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.


PAGE



[PICTURE AND BIO OF ALEX C. CALVO APPEARS HERE]

Alex C. Calvo joined the Templeton organization in 1995 and is currently director of the Global/International Bond Department. In this capacity, Mr. Calvo directs all investment strategies within the International Fixed Income Group and manages the portfolio management team. In addition, he is a member of the portfolio management team for numerous Franklin Templeton funds.

Prior to joining the Templeton organization, Mr. Calvo was an account executive with Fleishman-Hillard. In this position, he served as consultant to firms investing in Latin America. Prior to Fleishman-Hillard, Mr. Calvo was a research analyst with Zeta Investments, where he performed corporate analysis in the United States.

Mr. Calvo earned a bachelor of arts degree in economics and political science from the State University of New York at Binghamton, a master of arts degree in international affairs from the Fletcher School of Law and Diplomacy at Tufts University, and has completed course work for a Ph.D. in economics at Boston University. He has also received the Investment Management Certificate from the Investment Management Authority (IMRO) in the United Kingdom and holds the National Association of Securities Dealers Series 6 License in the United States.


PAGE


Dear Shareholder:


For the twelve-month period ending December 31, 2001, emerging market bonds experienced considerable volatility as a result of slowing global growth and negative developments in Argentina. As increasing signs of a challenging economic environment unfolded, commodity prices were negatively impacted and risk aversion rose, peaking shortly after the events of September 11 and declining through the period's close. Aggressive interest rate easing by the United States Federal Reserve (Fed) generally benefited fixed income asset classes during 2001, including emerging market bonds. However, events in Argentina severely impacted the emerging markets fixed income asset class due to the country's large weighting in the benchmark indices, and emerging market bonds as a group generated modest but positive returns as a result.


(Insert performance chart below)

                          TOTAL RETURNS AS OF 12/31/01


                                                                                    Cumulative
                                               One-Year          Three-Year           Since
                                                Average            Average           Inception
                                              Annual/1/,/2/    Annual /1/,/2/     (06/04/97)/1,/3/
                                              ----------------------------------------------------
TIFI Emerging Fixed Income Markets Series        11.03%               11.58%           50.13%
JP Morgan EMBI+ /4/                              -0.78%               13.07%           28.83%
JP Morgan EMBIG /4/                               1.35%               12.92%           31.96%

1. The Fund's administrator, manager, and transfer agent have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through April 30, 2002. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund administrator, manager, and transfer agent have agreed to make certain payments to reduce the Fund's expenses. After April 30, 2002, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's administrator, manager, and transfer agent increased the Fund's total returns. If they had not taken this action, the Fund's one-year and three-year average annual total returns and since inception cumulative total return would have been lower, 8.69%, 9.69% and 35.04%, respectively.

2. Average annual total return represents the average annual change in value of an investment over the indicated period.

3. Cumulative total return represents the change in value of an investment over the indicated period.

4. Sources: JP Morgan. We are replacing the Emerging Markets Bond Index Plus (EMBI+) with the Emerging Markets Bond Index Global (EMBIG) as a benchmark for the Fund because we believe that the composition of the EMBIG provides a more appropriate comparison to the Fund's current and past portfolio. The EMBI+ may be eliminated from next year's annual report. The EMBIG tracks and measures the total returns for U.S-dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets.The EMBI+ tracks total returns for external-currency-denominated debt instruments of the emerging markets:
Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Both indices include reinvested interest.

Indices are unmanaged, do not contain cash, and do not include management or operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio procedures. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The dollar value, number of shares of principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begings on page (X).


PAGE


CURRENT SITUATION OF EMERGING MARKETS FIXED INCOME MARKETS

MARKET PERFORMANCE

For the twelve-month period ended December 31, 2001, the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) generated a positive return of 1.35 percent. However, the Argentine component of the EMBIG suffered as a result of the recession and ensuing financial crisis, and ended the twelve-month period down -66.9 percent. The poor performance in Argentina largely offset solid performance in most other emerging market countries, as Argentina represented
20.1 percent of the EMBIG at the beginning of the period. The interest rate spread on the EMBIG remained relatively flat, falling slightly from 7.4 percent at the beginning of the period to 7.3 percent at its close. Within the EMBIG, Russia and the Ukraine were the best performers, returning 55.8 percent and 57.1 percent, respectively. Other countries that posted solid returns included Ecuador (36.1%), Colombia (29.5%), and Peru (26.2%). Apart from Argentina, which was the worst performer, most other emerging market countries posted positive returns during the period. [Source: J.P. Morgan, EMBI MONITOR.]

With regard to specific countries, several notable events occurred during the period that had an impact on emerging market bond performance. Of particular note were adverse developments in Argentina and the related impact on Brazil, as well as favorable trends in Russia, Turkey, and Bulgaria. Amidst a three-year recession and mounting financing pressures, Argentina successfully secured additional financial assistance from the International Monetary Fund (IMF) during the period. However, investors remained skeptical regarding the government's political will to implement reforms tied to the IMF package. Despite several policy measures to improve liquidity and promote fiscal austerity, market pressure returned later in the period as poor economic and financial conditions persisted. Near the end of the period, the government announced plans to restructure the nation's debt, and investor confidence quickly eroded as rumors of a currency devaluation intensified. Financial pressures and social unrest soon led to the collapse of the De la Rua government, and Argentine authorities announced a debt moratorium and a freeze on bank sector deposits designed to prevent the imminent collapse of the banking system. We believe Argentine authorities face significant challenges in the year ahead, and we remain cautious on the nation's prospects for economic recovery in the near to intermediate term.

[Begin callout]
GEOGRAPHIC DISTRIBUTION ON 12/31/01
(FIXED INCOME ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

[PIE CHART]

Latin America             53.8%
Europe                    24.4%
Asia                       5.6%

FUND ASSET ALLOCATION ON 12/31/01

[PIE CHART]

Fixed Income                                      83.8%
Short-Term Investments and Other Net Assets       16.2%
[End callout]

Brazil suffered during much of 2001 as a result of events in Argentina and a domestic energy crisis, and sharp declines in the currency--the real--refocused attention on the large portion of Brazilian public debt that is indexed to the exchange rate. The energy crisis had a negative impact on economic activity, and as the currency weakened, debt-servicing pressure increased on the exchange rate indexed portion of the country's debt, negatively impacting creditworthiness. Despite these concerns, however, the government continued to maintain responsible fiscal policy during the period, outperforming primary budget surplus targets set with the IMF by a considerable margin. As events in Argentina deteriorated, Brazil received a precautionary financial assistance package from the IMF designed to insulate the country from financial contagion and to bolster its balance of payments. In the fourth quarter of 2001, favorable balance of payments data contributed to an appreciation of the currency, and investor confidence returned as it appeared that Brazil had, so far, successfully insulated its economy from Argentina's economic problems.

In Russia, supportive domestic economic conditions and continued strength in the export sector, coupled with increasing political stability, materially improved the country's credit profile. In addition, the government made significant progress on structural reform measures designed to improve medium- to long-term economic prospects. Inflation, although still a challenge, declined during the period, and the government clearly demonstrated its willingness to repay debt obligations. The improvement in Russia's credit fundamentals was recognized by credit ratings agencies, as Standard and Poor's and Moody's Investors Service raised raised Russia's long-term foreign currency credit rating from B- to B+ and from B3 to Ba3, respectively.

In February, Turkey moved from a pegged exchange rate regime to a freely floating lira, and market confidence soon eroded as political tensions resurfaced, inflation expectations and interest rates rose sharply, and the sustainability of the short-term domestic debt burden came into question. In July, concerns regarding the health of the banking sector compounded difficulties and severely pressured Turkish assets, and authorities sought additional financial assistance from the IMF. Over the second half of the year, the government made concrete progress on bank sector reform and the sale of state assets and eased liquidity concerns through adept liability management. In the fourth quarter of the year, Turkish bonds rallied as the likelihood of significant additional financial aid from the IMF increased due to positive progress on reform and Turkey's geopolitical importance to the United States.

In Bulgaria, ex-king Simeon Saxe-Coburg returned to power as prime minister and appointed a reformist cabinet, with privatization and more efficient debt management as two cornerstones of the new economic program. The Bulgarian economy continued to grow at a healthy pace during the period, and low external financing needs insulated the country from difficult conditions in international capital markets. The government began discussions with the IMF regarding a potential stand-by credit facility, which if implemented, could materially benefit the nation's reform prospects. Toward the end of the period, the government also passed an austere budget for 2002 that is in line with IMF guidance, affirming the administration's commitment to fiscal responsibility.

Although not immune from financial market pressures during the period, Mexico continued to benefit from several trends that underpinned its overall creditworthiness. The economy was negatively impacted by the cyclical slowdown in the U.S. economy, but foreign investment remained strong due to Mexico's strong links to the United States and European Union economies and largely offset the cyclical slowdown in exports. In addition, the Mexican government demonstrated continued fiscal discipline by cutting expenditures repeatedly, and Mexico's solid credit profile overall, and low market financing needs in particular, lent support to Mexican bonds during the period. As the period closed, the government passed the long-awaited tax reform package, which is designed to increase tax revenues as a share of gross domestic product and to improve tax collection efficiency.

In terms of strategy, we remained invested in dollar-denominated sovereign bonds during the period in efforts to minimize potential currency losses, and the Fund contained no corporate credit exposure at the close of the period. The majority of the Fund's assets remain invested in Latin America, although we meaningfully increased the Fund's weighting in Eastern Europe during the period with the goal of taking advantage of favorable developments in Russia, Turkey, and Bulgaria. During the reporting period, we eliminated the remainder of the Fund's exposure to Argentina, which had been significantly lower than the weighting of the Fund's benchmark index for some time. At the close of the period, the Fund held no Argentine securities, as we believed the risks still outweighed the rewards given the high degree of political and economic instability. Our reallocation away from Argentina and into Eastern Europe allowed us to mitigate the impact on the portfolio of the steep decline in Argentine asset prices, and the Fund directly benefited from its overweight position in Turkey as Turkish bonds recovered after the country's financial crisis in July. In addition, by investing solely in U.S. dollar-denominated securities, we minimized the Fund's foreign currency risk, and U.S. dollar strength relative to other currencies over the reporting period benefited the Fund.

[Begin callout]
10 LARGEST POSITIONS ON 12/31/01
  (Percent of Total Net Assets)

United Mexican States, 11.375%, 9/15/16                   16.1%
Federation of Russia, Reg S; 11.00%, 7/24/18              10.1%
Government of Brazil, 11.00%, 8/17/40                      9.5%
Government of Brazil, 8.00%, 4/15/14                       8.4%
Federation of Russia, Reg S; 10.00%, 6/26/07               5.6%
United Mexican States, 10.375%, 2/17/09                    5.5%
Republic of Bulgaria, Series A, 6.3125%, 7/28/24           5.1%
Republic of Turkey, 11.875%, 1/15/30                       4.5%
Republic of Panama, 9.375%, 4/01/29                        4.0%
Republic of Venezuela, 9.25%, 9/15/27                      3.9%
[End callout]

Looking forward, we remain optimistic on the prospects for a recovery in the global economy in the year ahead, and we hold a positive outlook for emerging market bonds as developing economies should benefit from a cyclical improvement in global economic conditions. However, we remain cautious in the short term due to tenuous financial and political conditions in Argentina. With this in mind, we plan on maintaining our defensive posture in the near term, focusing on countries that we believe have positive, sustainable growth prospects; sound credit fundamentals; and responsible policy management. From a medium- to long-term perspective, we believe that times of crisis, as seen recently in Argentina and earlier in the year in Turkey, can provide an opportunity for value as bond valuations often fall and become more attractive. Therefore, we remain optimistic on the asset class, and believe that there will be compelling opportunities for investors going forward.

This discussion reflects our views, opinions, and portfolio holdings as of December 31, 2001, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with these markets' relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50 percent are not unusual in emerging markets. For example, the Mexican Bolsa Index has increased 35.76 percent in U.S. dollar terms since June 1992, but has suffered numerous declines of more than 15 percent during that time./2/ These special risks and other considerations are discussed in the Fund's prospectus. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same term used in managing other Franklin Templeton funds. Beginning July 31, 2002, the Fund will invest, under normal market conditions, at least 80 percent of its net assets in emerging markets securities.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Best regards,



Alex C. Calvo
Portfolio Management Team

FOR THE MOST CURRENT PORTFOLIO INFORMATION, PLEASE CALL 1-800-362-6243.


--------

2 Source: Mexico Bolsa Index. Based on quarterly percentage price change from June 30, 1992 through December 31, 2001. Market return is measured in U.S. dollars and does not include reinvested dividends.



PAGE



INSERT GRAPH:
TOTAL RETURN INDEX COMPARISON/1/
$5,000,000 INVESTMENT: 06/04/97-12/31/01

TIFI Emerging Fixed Income Markets Series/1/
Emerging Markets Bond Index Global/4/
Emerging Markets Bond Index Plus/4/

Periods ended December 31, 2001
                                                                    Since
                                                                  Inception
                                        One-Year    Three-Year     (06/04/97)
                                        ---------------------------------------
Average Annual Total Return/1,2/         11.03%        11.58%        9.29%
Cumulative Total Return/1,3/             11.03%        38.92%       50.13%


                     US Dollar                                   US Dollar
               TIFI - Emerging Fixed       US Dollar             JP Morgan
               Income Market Series      JP Morgan EMBI+      EMBI Global Index
INCEPT              $5,000,000              $5,000,000           $5,000,000
Jun-97              $5,005,000              $5,099,371           $5,094,542
Jul-97              $5,250,000              $5,310,943           $5,305,115
Aug-97              $5,165,000              $5,265,058           $5,279,581
Sep-97              $5,360,000              $5,426,170           $5,425,822
Oct-97              $5,260,000              $4,801,076           $4,851,140
Nov-97              $5,460,000              $5,029,128           $5,056,739
Dec-97              $5,620,975              $5,202,634           $5,180,430
Jan-98              $5,647,820              $5,192,231           $5,205,300
Feb-98              $5,739,085              $5,340,727           $5,342,919
Mar-98              $5,823,985              $5,473,711           $5,464,289
Apr-98              $5,834,930              $5,487,011           $5,476,890
May-98              $5,703,565              $5,299,738           $5,311,416
Jun-98              $5,605,040              $5,146,734           $5,176,782
Jul-98              $5,703,565              $5,181,991           $5,206,959
Aug-98              $4,138,095              $3,692,530           $3,783,352
Sep-98              $4,794,935              $4,053,620           $4,110,320
Oct-98              $5,189,040              $4,315,891           $4,372,956
Nov-98              $5,446,300              $4,569,924           $4,672,733
Dec-98              $5,403,400              $4,455,677           $4,582,203
Jan-99              $5,371,985              $4,290,238           $4,478,077
Feb-99              $5,296,590              $4,351,844           $4,522,181
Mar-99              $5,541,630              $4,681,061           $4,821,958
Apr-99              $5,880,910              $5,000,965           $5,118,418
May-99              $5,585,610              $4,715,861           $4,854,124
Jun-99              $5,704,985              $4,926,755           $5,040,490
Jul-99              $5,692,420              $4,824,574           $4,956,592
Aug-99              $5,560,475              $4,817,675           $4,959,908
Sep-99              $5,629,590              $4,985,764           $5,115,765
Oct-99              $5,730,120              $5,178,165           $5,296,825
Nov-99              $5,830,645              $5,324,758           $5,438,755
Dec-99              $6,032,285              $5,612,986           $5,690,116
Jan-00              $6,004,925              $5,501,849           $5,602,571
Feb-00              $6,244,305              $5,856,223           $5,903,674
Mar-00              $6,327,475              $6,040,696           $6,064,173
Apr-00              $6,286,435              $5,925,318           $5,952,420
May-00              $6,074,375              $5,774,520           $5,814,921
Jun-00              $6,389,040              $6,067,577           $6,085,728
Jul-00              $6,525,850              $6,250,879           $6,259,171
Aug-00              $6,642,140              $6,471,412           $6,459,089
Sep-00              $6,594,255              $6,383,011           $6,389,331
Oct-00              $6,498,490              $6,239,713           $6,259,691
Nov-00              $6,484,810              $6,207,393           $6,234,466
Dec-00              $6,760,350              $6,492,126           $6,509,657
Jan-01              $6,993,985              $6,823,681           $6,823,968
Feb-01              $6,865,860              $6,715,388           $6,733,033
Mar-01              $6,787,375              $6,623,454           $6,657,625
Apr-01              $6,764,750              $6,584,376           $6,625,667
May-01              $6,840,170              $6,747,008           $6,785,345
Jun-01              $7,006,080              $6,851,047           $6,889,159
Jul-01              $6,787,375              $6,425,938           $6,532,299
Aug-01              $7,043,790              $6,743,507           $6,824,554
Sep-01              $6,847,710              $6,496,492           $6,601,390
Oct-01              $7,006,080              $6,458,487           $6,604,690
Nov-01              $7,300,200              $6,349,986           $6,520,149
Dec-01              $7,506,265              $6,441,235           $6,597,739


1. The Fund's administrator, manager, and transfer agent have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through April 30, 2002. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund administrator, manager, and transfer agent have agreed to make certain payments to reduce the Fund's expenses. After April 30, 2002, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's administrator, manager, and transfer agent increased the Fund's total returns. If they had not taken this action, the Fund's one-year and three-year average annual total return and since inception cumulative total return would have been lower, 8.69%, 9.69% and 35.04%, respectively.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Sources: JP Morgan. We are replacing the Emerging Markets Bond Index Plus (EMBI+) with the Emerging Markets Bond Index Global (EMBIG) as a benchmark for the Fund because we believe that the composition of the EMBIG provides a more appropriate comparison to the Fund's current and past portfolio. The EMBI+ may be eliminated from next year's annual report. The EMBIG tracks and measures the total returns for U.S-dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. The EMBI+ tracks total returns for external-currency-denominated debt instruments of the emerging markets:
Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Both indices include reinvested interest.

Indices are unmanaged, do not contain cash, and do not include management or operating expenses One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL HIGHLIGHTS



                                                                         Year Ended December 31,
                                                    -------------------------------------------------------------
                                                         2001      2000        1999        1998        1997+
                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period                    $ 8.96       $ 8.82       $ 8.59      $10.47      $10.00
                                                       -----------------------------------------------------------
Income from investment operations:
     Net investment income                                 .79          .89          .77         .84         .44
     Net realized and unrealized gains (losses)            .20         .14          .22       (1.27)        .79
                                                       -----------------------------------------------------------
Total from investment operations                           .99         1.03          .99        (.43)       1.23
                                                       -----------------------------------------------------------
Less distributions from:
     Net investment income                                 (.86)       (.89)        (.76)       (.86)       (.44)
     Net realized gains                                      --          --           --        (.56)       (.32)
     Tax return of capital                                   --          --           --        (.03)         --
                                                       ------------------------------------------------------------
Total distributions                                       (.86)        (.89)        (.76)      (1.45)       (.76)
                                                       ------------------------------------------------------------
Net asset value, end of period                          $ 9.09       $ 8.96       $ 8.82       $8.59      $10.47
                                                       ============================================================

Total return*                                            11.03%       12.07%       11.77%      (3.98)%     12.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                       $2,615       $2,352       $2,103      $1,881      $2,249
Ratios to average net assets:
     Expenses                                             1.25%**      1.25%        1.25%       1.25%       1.25%**
     Expenses, excluding waiver and
       payments by affiliate                              3.43%**      2.90%        2.62%       3.74%       6.40%**
     Net investment income                                8.56%**      9.61%        8.57%       8.55%       7.26%**
Portfolio turnover rate                                 199.64%      178.02%      297.46%     525.94%     172.62%


 * Total return is not annualized.
** Annualized.
 + For the period June 4, 1997 (commencement of operations) to December 31,
   1997.
++ Based on average weighted shares outstanding effective year ended
   December 31, 1999.


                       See Notes to Financial Statements.


PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001

                                            Principal
                                             Amount                 Value
-------------------------------------------------------------------------------
LONG TERM SECURITIES 83.8%
BRAZIL 17.9%
Government of Brazil:
   8.00%, 4/15/14                         $  289,381          $    220,292
  11.00%, 8/17/40                            320,000               247,200
                                                                ----------
                                                                   467,492
                                                                ----------
BULGARIA 8.6%
Republic of Bulgaria:
 FRN, 4.5625%, 7/28/11                       103,950                91,476
 Series A, 6.3125%, 7/28/24                  150,000               133,500
                                                                ----------
                                                                   224,976
                                                                ----------
COLOMBIA 2.0%
Republic of Colombia, 9.75%, 4/23/09          50,000                51,438
                                                                ----------

MEXICO 23.1%
United Mexican States:
  10.375%, 2/17/09                           125,000               143,812
  11.375%, 9/15/16                           340,000               420,070
  11.50%, 5/15/26                             32,000                40,848
                                                                 ---------
                                                                   604,730
                                                                 ---------
PANAMA 4.0%
Republic of Panama, 9.375%, 4/01/29          100,000               105,250
                                                                ----------

PERU 2.9%
Republic of Peru, FRN, 4.50%, 3/07/17        100,000               77,000
                                                                 ---------

RUSSIA 15.8%
Federation of Russia, Reg S:
  10.00%, 6/26/07                            150,000               147,563
  11.00%, 7/24/18                            275,000               264,977
                                                                 ---------
                                                                   412,540
                                                                 ---------
TURKEY 5.6%
Republic of Turkey:
  144A, 10.00%, 9/19/07                       30,000                29,212
  11.875%, 1/15/30                           121,000               117,370
                                                                 ---------
                                                                   146,582
                                                                 ---------
VENEZUELA 3.9%
Republic of Venezuela, 9.25%, 9/15/27        160,000               101,000
                                                                 ---------
TOTAL LONG TERM INVESTMENTS (COST $2,062,646)                    2,191,008
                                                                 ---------
SHORT TERM INVESTMENT (Cost $354,613) 13.6%
U.S. Treasury Bills, 1.707% to 2.171%,
  with maturities to 3/28/02                 355,000               354,668
                                                                 ---------
TOTAL INVESTMENTS (COST $2,417,259) 97.4%                        2,545,676
OTHER ASSETS, LESS LIABILITIES 2.6%                                 68,908
                                                                 ---------
TOTAL NET ASSETS 100.0%                                         $2,614,584
                                                                ==========




                       See Notes to Financial Statements




PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

Assets:
     Investments in securities, at value (cost $2,417,259)          $2,545,676
     Receivables:
       Investment securities sold                                       14,998
       Interest                                                         68,972
       From affiliates                                                  17,979
                                                                    ----------
         Total assets                                                2,647,625
                                                                    ==========
Liabilities:
     Funds advanced by custodian                                        13,661
     Accrued expenses                                                   19,380
                                                                    ----------
         Total liabilites                                               33,041
                                                                    ----------
Net assets, at value                                                $2,614,584
                                                                    ==========

Net assets consist of:
     Undistributed net investment income                            $  (18,554)
     Net unrealized appreciation                                       128,417
     Accumulated net realized loss                                    (285,088)
     Capital shares                                                  2,789,809
                                                                    ----------
Net assets, at value                                                $2,614,584
                                                                    ==========

Net asset value per share ($2,614,584/287,760 shares outstanding)        $9.09
                                                                         =====





                       SEE NOTES TO FINANCIAL STATEMENTS




PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001





Investment Income                                                     $238,206
Expenses:
     Management fees (Note 3)                         $ 16,998
     Administrative fees (Note 3)                        2,094
     Transfer agent fees                                   400
     Custodian fee                                         130
     Report to shareholders                              3,600
     Registration and filing fees                        8,340
     Professional fees                                  45,825
     Directors' fees and expenses                        5,900
                                                      ---------
          Total expenses                                                83,287
          Expenses waived/paid by affiliate (Note 3)                   (52,927)
                                                                       --------
            Net expenses                                                30,360
                                                                       --------
              Net investment income                                    207,846
                                                                       --------
Realized and unrealized gains (losses):
     Net realized gain (loss) from:
          Investments                                  (24,884)
          Foreign currency transactions                     14
                                                     ---------
            Net realized loss                                          (24,870)
     Net unrealized appreciation on investments                         79,291
                                                                      ---------
Net realized and unrealized gain                                        54,421
                                                                      ---------
Net increase in net assets resulting from operations                  $262,267
                                                                      =========



                        SEE NOTES TO FINANCIAL STATEMENT



PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2001 and 2000



                                                                        2001                2000
                                                                  ----------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                             $  207,846       $  213,624
     Net realized loss from investments and
       foreign currency transactions                                      (24,870)         (33,848)
     Net unrealized appreciation on investments                            79,291           69,715
                                                                  ----------------------------------------
          Net increase in net assets resulting from operations            262,267          249,491

  Distributions to shareholders from net investment income               (225,694)        (212,391)

  Capital share transactions (Note 2)                                     225,694          212,391
                                                                  ----------------------------------------
          Net increase in net assets                                      262,267          249,491

Net assets:
  Beginning of year                                                     2,352,317        2,102,826
                                                                  ----------------------------------------
  End of year                                                          $2,614,584       $2,352,317
                                                                  ========================================
Undistributed net investment income included in net assets:
  End of year                                                          $  (18,554)      $    1,573
                                                                  ========================================

                       SEE NOTES TO FINANCIAL STATEMENTS.



PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Fixed Income Markets Series (the Fund) is a separate, non-diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return consisting of current income and capital appreciation through a flexible policy of investing at least 65% of total assets in debt securities in emerging market countries and entities organized for the purpose of restructuring securities issued by these issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $15,967 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended December 31, 2001, was to decrease net investment income by $13,005, increase unrealized gains by $2,588, and increase realized gains by $10,417. The per share operating performance and ratio of net investment income to average net assets impact is as follows:

Net investment income                                             $ (.050)
Net realized and unrealized gains                                    .050
Ratio of net investment income to average net assets                  .54%

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect his change in accounting policy.

2. CAPITAL STOCK

At December 31, 2001, there were 1.14 billion shares authorized ($0.01 par value), of which 140 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:



PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. CAPITAL STOCK (CONT.)


                                                                       YEAR ENDED DECEMBER 31,
                                                                 2001                           2000
                                                   ------------------------------- --------------------------------
                                                      SHARES          AMOUNT          SHARES           AMOUNT
                                                   ------------- ----------------- -------------- -----------------
Shares issued on reinvestment of distributions        25,129        $ 225,694         24,299         $ 212,391
                                                   ------------- ----------------- -------------- -----------------
Net increase                                          25,129        $ 225,694         24,299         $ 212,391
                                                   ============= ================= ============== =================

Templeton Global Investors, Inc., a subsidiary of Franklin Resources, is the record owner of 100% of the Fund shares as of December 31, 2001.


3.       TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TIC of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

       ANNUALIZED
        FEE RATE      AVERAGE DAILY NET ASSETS
    ------------------------------------------------------------------------
         0.15%        First $200 million
         0.135%       Over $200 million, up to and including $700 million
         0.10%        Over $700 million, up to and including $1.2 billion
         0.075%       Over $1.2 billion


TIC and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.25% of average daily net assets through April 30, 2002.

4.       INCOME TAXES

At December 31, 2001, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                    Cost of investments          $2,467,983
                                                 ------------
                    Unrealized appreciation         114,472
                    Unrealized depreciation         (36,779)
                                                 -------------
                    Net unrealized appreciation  $   77,693
                                                 =============

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statement and tax purposes.

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. INCOME TAXES (CONT.)

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31, on the sale of securities, and bond discounts and premiums.

At December 31, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $15,672. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

At December 31, 2001, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

             Capital loss carryover expiring in:
                              2007                            $ 194,953
                              2009                               42,295
                                                          ------------------
                                                              $ 237,248
                                                          ==================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001, aggregated $3,835,636 and $3,765,111, respectively.





PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Institutional Funds, Inc. - Emerging Fixed Income Markets Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Fixed Income Markets Series of Templeton Institutional Funds, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to January 1, 1999 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
January 31, 2002


PAGE

DIRECTORS AND OFFICERS

The name, age, and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years, and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each director will serve until that person's successor is elected and qualified.



INDEPENDENT DIRECTORS                                         NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED    BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)            Director     Since 1992          139          Director, RBC Holdings, Inc. (bank holding company)
500 East Broward Blvd.                                                         and Bar-S Foods (meat packing company).
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (57)           Director     Since 1990           20          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power Ltd.; Vice Chairman, Caribbean Utilities Co., Ltd.; and Director and
President, Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
-----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)         Director     Since 1992          140          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (78)        Director     Since 1993           31          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; Executive-in-Residence, Eckerd College
(1991-present); and FORMERLY, Chairman and Director, Precise Power Corporation
(1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and
Chairman of the Board and Chief Executive Officer, Florida Progress Corporation
(holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (49)            Director     Since 1996           85          Director, Amerada Hess Corporation (exploration and
500 East Broward Blvd.                                                         refining of oil and gas); Hercules Incorporated
Suite 2100                                                                     (chemicals, fibers and resins); Beverly Enterprises,
Fort Lauderdale, FL  33394-3091                                                Inc. (health care); H.J. Heinz Company (processed
                                                                               (processed foods and allied products); RIT
                                                                               International Metals, Inc. (manufacture and
                                                                               distribution of titanium); Digex Incorporated
                                                                               (web hosting provider); and Canadian National
                                                                               Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993), General Counsel to the
United States Treasury Department (1989-1990), and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (72)            Director     Since 1995           25          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic
Analyst, U.S. government.
-----------------------------------------------------------------------------------------------------------------------------------

PAGE


                                                              NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED     BY DIRECTOR*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)           Director     Since 1993          139          Director, Martek Biosciences Corporation; WorldCom,
500 East Broward Blvd.                                                         Inc. (communications services); MedImmune, Inc.
Suite 2100                                                                     (biotechnology); Overstock.com (Internet services);
Fort Lauderdale, FL  33394-3091                                                and Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and
FORMERLY, Chairman, White River Corporation (financial services) (until 1998)
and Hambrecht & Quist Group (investment banking) (until 1992) and President,
National Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (72)            Director     Since 1992           31          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations, and manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive
Officer, Landmark Banking Corporation (1969-1978), Financial Vice President,
Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D.                   Director     Since 1990           21          None
TSERETOPOULOS (47)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present), and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

                                                             NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED    BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (71)         Director     Since 1993           66          Director, Amerada Hess Corporation (exploration and
500 East Broward Blvd.                                                         refining of oil and gas); C2, Inc. (operating and
Suite 2100                                                                     investment business); and H.J. Heinz Company
Fort Lauderdale, FL  33394-3091                                                (processed foods and allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC; Darby Overseas
Investments, Ltd.; and Darby Emerging Markets Investments LDC (investment firms)
(1994-present); Director, Templeton Capital Advisors Ltd., and Franklin
Templeton Investment Fund; and FORMERLY; Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
1982-December 1982).
-----------------------------------------------------------------------------------------------------------------------------------
**+CHARLES B. JOHNSON (68)       Director     Since 1993          139          None
One Franklin Parkway             and Vice
San Mateo, CA 94403-1906         President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member-Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)             Vice         Since 1996  Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JEFFERY A. EVERETT (37)          Vice         Since 2001  Not Applicable       None
P.O. Box N-7759                  President
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------------------------




PAGE

                                                              NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED    BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)          Vice         Since 1990  Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member-Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 52 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)               Vice         Since 2000  Not Applicable      None
One Franklin Parkway             President
San Mateo, CA 94403-1906         and Assistant
                                 Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive
Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.;
officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 53 of the investment companies in Franklin Templeton
Investments; and FORMERLY, President, Chief Executive Officer and Director,
Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)            Vice         Vice        Not Applicable       None
One Franklin Parkway             President    President
San Mateo, CA 94403-1906         and          since 2000
                                 Secretary    Secretary
                                              since 1996
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior
Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until
1986), and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
+CHARLES E. JOHNSON (45)         Vice         Since 1996  Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member-Office of the President and Director, Franklin Resources,
Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President
and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.;
and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc. and officer and/or director or trustee, as the case may be, of
34 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
+RUPERT H. JOHNSON, JR. (61)     Vice         Since 1996  Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc. and of 51 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (61)                 Vice         Since 1994  Not Applicable       None
500 East Broward Blvd.           President
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin
Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton
Services, LLC; officer of 23 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (65)                 Vice         Since 1993  Not Applicable       None
Two Exchange Square              President
39th Floor, Suite 3905-08
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Management Ltd.; Executive Vice President and Director,
Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY, President,
International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987), and Director, Vickers da Costa, Hong Kong (1983-1986).
-----------------------------------------------------------------------------------------------------------------------------------



PAGE


                                                              NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED     BY DIRECTOR*     OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
DONALD F. REED (57)              President    Since 1993  Not Applicable       None
1 Adelaide Street East
Suite 2101
Toronto, Ontario
Canada M5C 3B8

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Director, Templeton Worldwide, Inc.; Chief
Executive Officer, Templeton Investment Counsel, LLC; President, Chief Executive
Officer and Director, Franklin Templeton Investments Corp.; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.; Co-founder, International Society of Financial Analysts; and
FORMERLY, President and Director, Reed Monahan Nicholishen Investment Counsel
(1982-1989); and Chairman, Canadian Council of Financial Analysts.
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (40)          Treasurer    Since 2000  Not Applicable       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 19 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)           Vice         Since 2000  Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906         and Assistant
                                 Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset
Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person under federal securities laws due to his position as an officer, director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100 percent of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.

+Charles B. Johnson and Rupert H. Johnson, Jr., are brothers and the father and uncle, respectively, of Charles E. Johnson.



The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request. Shareholders may call 1-800-321-8563 to request the SAI.



PAGE


(BACK COVER)

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Fixed Income Markets Series, which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the manager. The manager does not protect the Fund and its investors are not protected from such losses. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

Principal Underwriter:

FRANKLIN TEMPLETON
DISTRIBUTORS, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

INSTITUTIONAL SERVICES: 1-800-321-8563
FUND INFORMATION: 1-800-362-6243


ZT453 A 02/02